UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Asset Allocation Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Asset Allocation Fund returned about 12%, ahead of its benchmark index and the average return of peer funds.

> The fund maintained a weighting of 80% stocks throughout most of the period and finished with an allocation of 90% stocks and 10% bonds.

> The Standard & Poor’s 500 Index climbed 17.31% for the six months, while the Barclays Capital U.S. Long Treasury Index returned –9.09%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011

Total
Returns
Vanguard Asset Allocation Fund
Investor Shares	12.01%
Admiral™ Shares	12.06
Asset Allocation Composite Index	7.52
Flexible Portfolio Funds Average	9.52

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.

Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$23.13	$25.70	$0.195	$0.000
Admiral Shares	51.93	57.71	0.453	0.000

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2011, a period of strong stock market performance, Vanguard Asset Allocation Fund returned about 12%. This return surpassed that of the fund’s benchmark, the Asset Allocation Composite Index, as well as the average return for flexible portfolio funds.

For most of the period, the fund was invested 80% in stocks and 20% in bonds. When stocks dipped in March on news of political turmoil in the Middle East, the advisor’s computer-based analysis determined that stocks were more appealing at the lower prices and that a shift to 90% stocks and 10% bonds was called for. The fund’s heavier tilt to stocks helped it to outpace the benchmark, which maintains a consistent allocation of 65% stocks, as represented by the S&P 500, and 35% bonds, as represented by the Barclays Capital U.S. Long Treasury Bond Index.

The fund’s larger stock weighting also provided protection against some of the volatility seen in the U.S. Treasury bond market during the period: Although Treasuries lost value as interest rates climbed and inflation fears circulated, the fund largely escaped unscathed, thanks to its lighter bond exposure.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term interest rates moved higher
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six months. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Heavier equity allocation lifted fund’s performance
Because it may include stocks, bonds, and cash reserves, the Asset Allocation Fund is accurately classified as a balanced fund. However, it is also a flexible fund, as the fund’s advisor, Mellon Capital Management, has the discretion to meaningfully change the asset allocation whenever its computer model deems it appropriate. The fund’s objective is to generate long-term total returns that are competitive with those of the S&P 500, while incurring less stock market risk than it would if it held only stocks.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Asset Allocation Fund	0.27%	0.19%	1.40%

The fund expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Flexible Portfolio Funds.

Though the advisor doesn’t make frequent moves, when it does, those moves can be significant and sizable. The advisor’s model often favors a contrarian view of the market, buying when others are selling. As mentioned earlier, the model determined that stocks had become more attractively priced after the modest stock sell-off related to events in the Middle East, and the advisor accordingly changed the fund’s stock allocation to 90% from 80%.

Each of the ten industry equity sectors recorded positive results for the period. Energy stocks contributed the most to return as oil prices rose in response to the turmoil in North Africa and the Middle East. Higher oil prices benefited the major integrated oil and gas giants. Increased demand for oil and most other energy sources also lifted oil and gas and production companies and equipment and service providers.

The economy’s gradual improvement and growing corporate profits boosted the confidence of consumers and businesses alike. Spending by both continued at a healthy clip, and market strength was evident across the board. Information technology, financial, industrial, and consumer discretionary stocks all made solid contributions to performance. Only health care, consumer staples, and utilities (one of the fund’s smallest sectors) failed to record double-digit returns for the period.

Portfolio Allocation Changes

Starting Allocation Date	Stocks	Bonds	Cash
May 21, 2010	80%	20%	0%
March 16, 2011	90	10	0
Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

Treasury bonds, which make up the fixed income portion of the fund’s portfolio, weren’t the safe haven they’ve often been in the past. Bond prices fell as the more favorable economic forecast resulted in an uptick of interest rates. The threat of inflation also hurt Treasuries. The fund’s heavier allocation to stocks, compared with the static benchmark, served investors well during the period.

Fund’s allocation approach offers risk, reward
It’s important to remember that while the Asset Allocation Fund significantly outpaced both its benchmark index and its peer-group average return for the period, the reverse was true only two years ago: The fund was stung by its large commitment to equities when the stock market declined during the financial crisis. It has made up sizable ground over the past two years, but the wreckage of 2008 still can be seen in its rearview mirror.

The advisor has the liberty to move the fund’s asset allocation in whichever direction its model dictates. This mandate has the potential to generate strong performance, as it did the past six months, but it’s not a surefire solution to the stock market’s whims and fancies. Even computers can’t forecast the market’s next move or gyration.

That’s why, at Vanguard, we counsel you to adopt a long-term approach to investing and build a diversified portfolio that suits your goals, time horizon, and risk tolerance. The Asset Allocation Fund, which has lower costs than many of its flexible-portfolio peers, can play a role in such a diversified portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 11, 2011

Advisor’s Report

For the six months ended March 31, 2011, the S&P 500 Index gained 17.31%, while the Barclays Capital U.S. Long Treasury Index lost 9.09%. By maintaining an overweighted position in stocks relative to its neutral composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Barclays Capital U.S. Long Treasury Index), Vanguard Asset Allocation Fund outperformed its benchmark composite by more than 4 percentage points: The fund’s Investor Shares returned 12.01%, and the Admiral Shares 12.06%, versus 7.52% for the benchmark composite index.

The Asset Allocation Fund began the review period with a stock/bond/cash allocation of approximately 80%/20%/0%. U.S. equities gained during each of the six months, on optimism that sustained economic growth would bolster already-strong corporate earnings. In the fourth quarter of 2010, the U.S. gross domestic product grew at an annualized rate of 3.1%—the sixth consecutive quarterly increase—on the heels of the third quarter’s 2.7% annualized rate. Estimates for 2011 GDP were revised upward during the first quarter as the recovery in employment, manufacturing, and exports continued. Despite this positive growth scenario, however, unemployment remained high, hovering above 9%, and the housing markets remained depressed.

Corporate earnings continued to be robust. The S&P 500’s total net income for 2010 was 30.7% higher than its net income for 2009. Equities also benefited from the Federal Reserve’s second round of quantitative easing and from an extension of the Bush-era tax cuts. Bonds, meanwhile, began the period near the end of a strong rally that by early October had brought yields on the 10-year Treasury note to about 2.4%. By the end of the period, the 10-year Treasury yield had risen to 3.45% as longer-term bonds priced in a more optimistic economic outlook for 2011.

Despite the signs of optimism, volatility spiked and equities tumbled in March as a result of Japan’s massive earthquake, tsunami, and nuclear crisis, while the turmoil in Libya caused crude oil prices to exceed $100 a barrel. The fall in equity prices prompted us to increase the Asset Allocation Fund’s equity allocation to 90% and decrease its bond allocation to 10% on March 16. Risk aversion in the wake of the earthquake and tsunami in Japan weighed heavily on global stocks, causing a 5% drop in the S&P 500 Index and a 0.30% fall in U.S. corporate bond yields. While ongoing global events have greatly magnified uncertainty in the markets, as reflected in elevated levels of equity risk, the underlying fundamentals of the U.S. economy remain strong.

Meanwhile, bonds appeared overpriced after the recent flight to quality. The widening risk-adjusted return spread between equities and bonds thus presented an attractive opportunity to increase equity exposure and decrease fixed income exposure.

Despite the heightened risk, equities recovered quickly, helping the S&P 500 finish March with a small gain. The markets received a fresh injection of optimism that the economic recovery remained on course following reports that showed faster-than-forecast growth in U.S. jobs and consumer spending, while manufacturing activity also increased. The fund finished the period with an asset mix of approximately 90% stocks, 10% bonds, and 0% cash.

Outlook
Mellon Capital follows a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk), and determine an asset allocation most likely to maximize long-run, risk-adjusted returns. While risks remain—particularly the effect of any further problems in the peripheral European countries—the fourth-quarter GDP number has put to rest notions of a double-dip recession.

Based on our calculations, we estimate that the S&P 500 Index will deliver a return of around 9.7% per year over the next ten years. Meanwhile, high-grade corporate bonds currently yield about 5.5%. An expected risk premium of around 4.2% favors equities relative to bonds. Accordingly, the Mellon Capital TAA Model recommends a 25% overweighting to equity and a 25% underweighting to fixed income relative to the benchmark.

Charles J. Jacklin, Chairman

Thomas F. Loeb, Chairman Emeritus and Co-Founder

Mellon Capital Management Corporation

April 19, 2011

Asset Allocation Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VAAPX		VAARX
Expense Ratio[1]	0.27%		0.19%

Equity Characteristics
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Number of Stocks	501	500	3,817
Median Market Cap $50.0B		$50.0B	$31.4B
Price/Earnings Ratio	16.7x	16.7x	17.9x
Price/Book Ratio	2.3x	2.3x	2.3x
Return on Equity	20.4%	20.3%	18.9%
Earnings Growth Rate 5.4%		5.4%	5.9%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	0.5%	—	—

Fixed Income Characteristics
	Barclays
		Long	Barclays
	Treasury		Aggregate
	Fund	Index	Bond Index
Number of Bonds	35	36	8,001
Average Coupon	5.1%	5.1%	4.2%
Average Duration	12.5 years	14.1 years	5.1 years
Average Effective
Maturity	23.7 years	23.0 years	7.2 years

Total Fund Volatility Measures
	Asset	DJ
	Allocation	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.93	0.96
Beta	1.29	0.83
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.5%
Apple Inc.	Computer
	Hardware	2.7
Chevron Corp.	Integrated Oil &
	Gas	1.8
General Electric Co.	Industrial
	Conglomerates	1.8
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
Microsoft Corp.	Systems Software	1.6
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Procter & Gamble Co.	Household
	Products	1.4
Wells Fargo & Co.	Diversified Banks	1.4
Top Ten		18.8%
Top Ten as % of Total Net Assets		12.7%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset (Target) Allocation

1 The expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the six months ended March, 31 2011, the annualized expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares.

Asset Allocation Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.4%	10.4%	11.8%
Consumer Staples	10.2	10.2	9.2
Energy	13.3	13.3	11.8
Financials	15.7	15.8	16.2
Health Care	11.1	11.0	10.7
Industrials	11.3	11.3	11.6
Information
Technology	18.1	18.1	18.5
Materials	3.7	3.7	4.5
Telecommunication
Services	3.0	3.0	2.6
Utilities	3.2	3.2	3.1

Sector Diversification (% of fixed income portfolio)

Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Equity Investment Focus

Fixed Income Investment Focus

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index. Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/3/1988	16.54%	1.58%	2.10%	1.81%	3.91%
Admiral Shares	8/13/2001	16.60	1.68	2.12[1]	1.50[1]	3.62[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Asset Allocation Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (68.0%)[1]
Consumer Discretionary (7.1%)
	Walt Disney Co.	981,153	42,278
	McDonald’s Corp.	539,869	41,079
	Comcast Corp. Class A	1,440,663	35,613
*	Amazon.com Inc.	183,223	33,004
	Home Depot Inc.	844,321	31,291
*	Ford Motor Co.	1,953,856	29,132
	News Corp. Class A	1,175,682	20,645
	Time Warner Inc.	566,091	20,209
*	DIRECTV Class A	412,134	19,288
	Lowe’s Cos. Inc.	716,639	18,941
	Target Corp.	367,408	18,374
	NIKE Inc. Class B	196,708	14,891
	Viacom Inc. Class B	310,118	14,427
	Johnson Controls Inc.	345,338	14,356
	Starbucks Corp.	385,688	14,251
	Time Warner Cable Inc.	178,346	12,723
*	priceline.com Inc.	25,036	12,679
	Yum! Brands Inc.	242,028	12,435
	TJX Cos. Inc.	203,272	10,109
	CBS Corp. Class B	357,249	8,946
	Carnival Corp.	222,880	8,550
	Coach Inc.	155,386	8,086
	Kohl’s Corp.	149,938	7,953
	Staples Inc.	376,135	7,305
	Omnicom Group Inc.	147,658	7,244
	Stanley Black &
	Decker Inc.	85,432	6,544
*	Bed Bath & Beyond Inc.	129,829	6,267
	McGraw-Hill Cos. Inc.	158,103	6,229
*	Discovery
	Communications Inc.
	Class A	147,898	5,901
	Starwood Hotels &
	Resorts Worldwide Inc.	96,583	5,613
*	Netflix Inc.	22,441	5,326
	Marriott International Inc.
	Class A	146,733	5,221

			Market
			Value
		Shares	($000)
	Macy’s Inc.	215,144	5,219
	Gap Inc.	229,616	5,203
	Harley-Davidson Inc.	120,681	5,128
	Best Buy Co. Inc.	171,906	4,937
	Wynn Resorts Ltd.	38,539	4,904
	Fortune Brands Inc.	77,758	4,812
	Mattel Inc.	191,089	4,764
	JC Penney Co. Inc.	126,636	4,547
	Limited Brands Inc.	136,744	4,496
	Ross Stores Inc.	62,164	4,421
	Genuine Parts Co.	81,321	4,362
	VF Corp.	44,118	4,347
*	O’Reilly Automotive Inc.	74,108	4,258
	Polo Ralph Lauren Corp.
	Class A	33,456	4,137
	Cablevision Systems Corp.
	Class A	119,326	4,130
	Tiffany & Co.	63,879	3,925
	Nordstrom Inc.	87,326	3,919
*	AutoZone Inc.	13,893	3,801
*	CarMax Inc.	113,549	3,645
	Darden Restaurants Inc.	70,986	3,488
	Whirlpool Corp.	40,042	3,418
	Hasbro Inc.	71,544	3,351
	Family Dollar Stores Inc.	64,148	3,292
	Interpublic Group
	of Cos. Inc.	259,626	3,263
	Wyndham
	Worldwide Corp.	94,635	3,010
*	Apollo Group Inc. Class A	67,310	2,808
	Newell Rubbermaid Inc.	143,828	2,751
	H&R Block Inc.	162,062	2,713
	Abercrombie & Fitch Co.	45,992	2,700
	International Game
	Technology	157,895	2,563
	Expedia Inc.	106,892	2,422
	Scripps Networks
	Interactive Inc. Class A	46,862	2,347
	Leggett & Platt Inc.	80,341	1,968

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Urban Outfitters Inc.	65,293	1,948
*	GameStop Corp. Class A	83,533	1,881
*,^	Sears Holdings Corp.	22,583	1,866
	DeVry Inc.	33,707	1,856
	Gannett Co. Inc.	121,812	1,855
*	Goodyear Tire &
	Rubber Co.	119,449	1,789
	DR Horton Inc.	142,602	1,661
*	Big Lots Inc.	37,274	1,619
	Harman International
	Industries Inc.	33,288	1,559
	Lennar Corp. Class A	78,497	1,422
	Washington Post Co.
	Class B	3,069	1,343
*	Pulte Group Inc.	165,376	1,224
*,^	AutoNation Inc.	33,676	1,191
	RadioShack Corp.	56,265	845
			652,018
Consumer Staples (6.9%)
	Procter & Gamble Co.	1,447,423	89,161
	Coca-Cola Co.	1,187,226	78,772
	Philip Morris
	International Inc.	929,814	61,024
	Wal-Mart Stores Inc.	1,011,943	52,672
	PepsiCo Inc.	817,025	52,624
	Kraft Foods Inc.	898,533	28,178
	Altria Group Inc.	1,080,002	28,112
	CVS Caremark Corp.	706,436	24,245
	Colgate-Palmolive Co.	254,837	20,581
	Walgreen Co.	476,527	19,128
	Costco Wholesale Corp.	224,319	16,447
	Kimberly-Clark Corp.	209,665	13,685
	General Mills Inc.	329,069	12,027
	Archer-Daniels-Midland Co.	330,098	11,887
	Sysco Corp.	302,268	8,373
	HJ Heinz Co.	166,355	8,121
	Kroger Co.	330,497	7,922
	Lorillard Inc.	79,179	7,523
	Kellogg Co.	129,989	7,017
	Reynolds American Inc.	176,292	6,264
	Mead Johnson
	Nutrition Co.	104,793	6,071
	Avon Products Inc.	224,451	6,069
	Sara Lee Corp.	338,393	5,979
	Estee Lauder Cos. Inc.
	Class A	57,919	5,581
	ConAgra Foods Inc.	231,567	5,500
	Clorox Co.	73,994	5,185
	Whole Foods Market Inc.	77,084	5,080
	Safeway Inc.	199,997	4,708
	Coca-Cola Enterprises Inc.	167,980	4,586
	JM Smucker Co.	63,481	4,532
	Hershey Co.	80,941	4,399

			Market
			Value
		Shares	($000)
	Dr Pepper Snapple
	Group Inc.	116,865	4,343
	Molson Coors Brewing Co.
	Class B	79,863	3,745
	Brown-Forman Corp.
	Class B	54,450	3,719
	McCormick & Co. Inc.	67,773	3,241
	Campbell Soup Co.	95,878	3,174
	Tyson Foods Inc. Class A	156,183	2,997
	Hormel Foods Corp.	73,984	2,060
*	Constellation Brands Inc.
	Class A	93,706	1,900
*	Dean Foods Co.	95,968	960
	SUPERVALU Inc.	105,465	942
			638,534
Energy (9.0%)
	Exxon Mobil Corp.	2,567,337	215,990
	Chevron Corp.	1,037,963	111,508
	Schlumberger Ltd.	704,488	65,701
	ConocoPhillips	741,116	59,185
	Occidental
	Petroleum Corp.	420,391	43,927
	Apache Corp.	198,253	25,955
	Halliburton Co.	469,410	23,395
	Anadarko Petroleum Corp.	256,039	20,975
	Devon Energy Corp.	224,066	20,563
	Marathon Oil Corp.	366,930	19,561
	National Oilwell Varco Inc.	216,123	17,132
	EOG Resources Inc.	138,416	16,404
	Baker Hughes Inc.	221,264	16,247
	Hess Corp.	154,868	13,196
	Chesapeake Energy Corp.	336,130	11,267
	Peabody Energy Corp.	140,205	10,089
	Williams Cos. Inc.	304,114	9,482
	Spectra Energy Corp.	332,915	9,049
	Valero Energy Corp.	291,771	8,701
	Noble Energy Inc.	89,723	8,672
*	Southwestern Energy Co.	181,155	7,784
	Murphy Oil Corp.	98,689	7,246
*	Cameron
	International Corp.	124,684	7,119
	El Paso Corp.	361,088	6,500
	Consol Energy Inc.	114,783	6,156
	Noble Corp.	132,389	6,040
	Pioneer Natural
	Resources Co.	58,850	5,998
*	FMC Technologies Inc.	63,250	5,976
*	Newfield Exploration Co.	68,720	5,223
*	Denbury Resources Inc.	206,514	5,039
	Range Resources Corp.	81,609	4,771
*	Nabors Industries Ltd.	145,681	4,426
	EQT Corp.	76,653	3,825
	Helmerich & Payne Inc.	55,109	3,785

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	QEP Resources Inc.	91,467	3,708
	Massey Energy Co.	50,614	3,460
	Sunoco Inc.	63,210	2,882
	Cabot Oil & Gas Corp.	53,228	2,819
	Diamond Offshore
	Drilling Inc.	35,962	2,794
*	Rowan Cos. Inc.	60,611	2,678
*	Tesoro Corp.	72,097	1,934
			827,162
Financials (10.7%)
	JPMorgan Chase & Co.	2,055,175	94,744
	Wells Fargo & Co.	2,721,711	86,278
*	Berkshire Hathaway Inc.
	Class B	894,478	74,805
	Bank of America Corp.	5,229,016	69,703
*	Citigroup Inc.	14,979,843	66,211
	Goldman Sachs
	Group Inc.	268,547	42,557
	US Bancorp	988,076	26,115
	American Express Co.	542,075	24,502
	MetLife Inc.	543,517	24,312
	Morgan Stanley	796,995	21,774
	Bank of New York
	Mellon Corp.	640,907	19,144
	PNC Financial Services
	Group Inc.	272,776	17,182
	Simon Property
	Group Inc.	153,233	16,420
	Prudential Financial Inc.	250,217	15,408
	Travelers Cos. Inc.	224,862	13,375
	Aflac Inc.	242,483	12,798
	Capital One
	Financial Corp.	233,697	12,143
	State Street Corp.	257,312	11,564
	ACE Ltd.	175,142	11,332
	CME Group Inc.	34,225	10,321
	BB&T Corp.	359,487	9,868
	Franklin Resources Inc.	76,147	9,524
	Chubb Corp.	153,256	9,396
	Charles Schwab Corp.	503,498	9,078
	AON Corp.	170,638	9,037
	Allstate Corp.	275,201	8,746
	T Rowe Price Group Inc.	131,601	8,741
	Equity Residential	151,358	8,538
	Marsh &
	McLennan Cos. Inc.	279,200	8,323
	Public Storage	72,224	8,010
	Ameriprise Financial Inc.	127,048	7,760
	SunTrust Banks Inc.	258,301	7,449
	Progressive Corp.	345,330	7,297
	Vornado Realty Trust	82,181	7,191
	HCP Inc.	188,668	7,158
	Loews Corp.	162,071	6,984

			Market
			Value
		Shares	($000)
	Discover Financial
	Services	286,272	6,905
	Boston Properties Inc.	71,594	6,791
	Weyerhaeuser Co.	273,058	6,717
	Fifth Third Bancorp	474,803	6,590
	Northern Trust Corp.	126,869	6,439
	Host Hotels & Resorts Inc.	350,341	6,169
	Hartford Financial Services
	Group Inc.	227,707	6,132
	Invesco Ltd.	238,539	6,097
	M&T Bank Corp.	61,860	5,473
	Principal Financial
	Group Inc.	169,223	5,434
	AvalonBay
	Communities Inc.	42,807	5,140
	Lincoln National Corp.	163,668	4,917
	NYSE Euronext	135,625	4,770
	Regions Financial Corp.	647,720	4,702
*	Intercontinental-
	Exchange Inc.	37,933	4,686
	ProLogis	288,711	4,614
	Health Care REIT Inc.	87,782	4,603
	Ventas Inc.	82,843	4,498
	Unum Group	162,017	4,253
*	SLM Corp.	270,505	4,139
	KeyCorp	461,544	4,098
	XL Group plc Class A	165,092	4,061
*	CB Richard Ellis Group Inc.
	Class A	148,477	3,964
	Leucadia National Corp.	101,339	3,804
	Plum Creek Timber Co. Inc.	86,001	3,750
	Kimco Realty Corp.	203,207	3,727
*	Genworth Financial Inc.
	Class A	257,537	3,466
	Moody’s Corp.	101,910	3,456
	Comerica Inc.	89,372	3,282
	Huntington Bancshares Inc.	438,010	2,908
	Cincinnati Financial Corp.	86,645	2,842
	Legg Mason Inc.	78,357	2,828
	Torchmark Corp.	41,561	2,763
	Hudson City Bancorp Inc.	269,916	2,613
	American International
	Group Inc.	72,279	2,540
	People’s United
	Financial Inc.	188,080	2,366
	Marshall & Ilsley Corp.	262,470	2,097
	Assurant Inc.	54,097	2,083
	Zions Bancorporation	88,721	2,046
*	NASDAQ OMX Group Inc.	72,969	1,886
*	E*Trade Financial Corp.	112,662	1,761
	Apartment Investment &
	Management Co.	59,428	1,514
	First Horizon National Corp.	131,569	1,475

Asset Allocation Fund

			Market
			Value
		Shares	($000)
^	Federated Investors Inc.
	Class B	46,103	1,233
	Janus Capital Group Inc.	81,050	1,011
			980,431
Health Care (7.5%)
	Johnson & Johnson	1,418,286	84,033
	Pfizer Inc.	4,136,373	84,010
	Merck & Co. Inc.	1,588,247	52,428
	Abbott Laboratories	796,626	39,075
*	Amgen Inc.	485,839	25,968
	UnitedHealth Group Inc.	565,583	25,564
	Bristol-Myers Squibb Co.	881,312	23,293
	Medtronic Inc.	557,006	21,918
	Eli Lilly & Co.	526,670	18,523
*	Gilead Sciences Inc.	412,268	17,497
	Baxter International Inc.	299,750	16,118
*	Express Scripts Inc.	273,868	15,230
*	Celgene Corp.	243,329	13,999
	WellPoint Inc.	194,761	13,592
*	Covidien plc	258,700	13,437
*	Medco Health
	Solutions Inc.	210,278	11,809
*	Thermo Fisher
	Scientific Inc.	206,395	11,465
	Allergan Inc.	158,950	11,289
	Stryker Corp.	173,387	10,542
	McKesson Corp.	131,681	10,409
*	Genzyme Corp.	133,094	10,135
	Becton Dickinson and Co.	114,884	9,147
*	Biogen Idec Inc.	124,549	9,141
	St. Jude Medical Inc.	169,155	8,671
*	Agilent Technologies Inc.	177,469	7,947
	Aetna Inc.	208,112	7,790
	Cardinal Health Inc.	183,266	7,538
*	Intuitive Surgical Inc.	20,191	6,733
	CIGNA Corp.	142,516	6,311
*	Zimmer Holdings Inc.	103,099	6,241
*	Humana Inc.	85,871	6,006
	AmerisourceBergen Corp.
	Class A	145,683	5,763
*	Boston Scientific Corp.	793,443	5,705
*	Edwards
	Lifesciences Corp.	59,304	5,159
*	Mylan Inc.	225,488	5,112
*	Life Technologies Corp.	96,191	5,042
*	Laboratory Corp. of
	America Holdings	53,447	4,924
*	Hospira Inc.	85,868	4,740
*	Forest Laboratories Inc.	146,531	4,733
	Quest Diagnostics Inc.	79,894	4,611
	CR Bard Inc.	44,377	4,407
*	DaVita Inc.	49,696	4,250
*	Varian Medical
	Systems Inc.	60,569	4,097

			Market
			Value
		Shares	($000)
*	Waters Corp.	47,063	4,090
*	Cerner Corp.	35,402	3,937
*	Watson
	Pharmaceuticals Inc.	63,936	3,581
*	CareFusion Corp.	113,378	3,197
*	Cephalon Inc.	39,499	2,993
	DENTSPLY
	International Inc.	74,357	2,750
*	Coventry Health Care Inc.	74,309	2,370
*	Tenet Healthcare Corp.	227,851	1,697
	Patterson Cos. Inc.	49,433	1,591
	PerkinElmer Inc.	58,335	1,532
			692,140
Industrials (7.7%)
	General Electric Co.	5,491,405	110,103
	United Technologies Corp.	475,899	40,285
	United Parcel Service Inc.
	Class B	510,193	37,918
	Caterpillar Inc.	329,968	36,742
	3M Co.	370,060	34,601
	Boeing Co.	378,842	28,008
	Union Pacific Corp.	254,140	24,990
	Honeywell
	International Inc.	403,444	24,090
	Emerson Electric Co.	387,556	22,645
	Deere & Co.	219,851	21,301
	CSX Corp.	194,275	15,270
	FedEx Corp.	161,808	15,137
	General Dynamics Corp.	196,554	15,048
	Danaher Corp.	277,618	14,408
	Illinois Tool Works Inc.	253,984	13,644
	Norfolk Southern Corp.	186,271	12,903
	Lockheed Martin Corp.	151,860	12,210
	Cummins Inc.	103,313	11,325
	Tyco International Ltd.	251,738	11,270
	Precision Castparts Corp.	73,802	10,862
	PACCAR Inc.	188,818	9,885
	Raytheon Co.	189,681	9,649
	Eaton Corp.	171,644	9,516
	Northrop Grumman Corp.	150,757	9,454
	Waste Management Inc.	244,007	9,111
	Ingersoll-Rand plc	166,934	8,065
	Parker Hannifin Corp.	83,891	7,943
	Rockwell Automation Inc.	72,515	6,864
	Fluor Corp.	92,237	6,794
	CH Robinson
	Worldwide Inc.	85,407	6,331
	Dover Corp.	95,440	6,274
	ITT Corp.	96,300	5,783
	Goodrich Corp.	64,136	5,486
	Expeditors International of
	Washington Inc.	108,601	5,445
	Rockwell Collins Inc.	82,944	5,377
	Joy Global Inc.	53,383	5,275

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Southwest Airlines Co.	394,436	4,982
	Fastenal Co.	75,697	4,907
	Republic Services Inc.
	Class A	160,102	4,809
	L-3 Communications
	Holdings Inc.	58,065	4,547
	Roper Industries Inc.	48,028	4,152
*	Stericycle Inc.	46,034	4,082
	WW Grainger Inc.	29,605	4,076
	Textron Inc.	140,069	3,836
	Flowserve Corp.	28,785	3,707
	Pall Corp.	62,280	3,588
*	Jacobs Engineering
	Group Inc.	62,875	3,234
	Iron Mountain Inc.	98,333	3,071
	Pitney Bowes Inc.	109,010	2,800
	Masco Corp.	184,417	2,567
	Equifax Inc.	63,225	2,456
	Robert Half
	International Inc.	79,836	2,443
*	Quanta Services Inc.	106,477	2,388
	Avery Dennison Corp.	53,039	2,226
	Dun & Bradstreet Corp.	27,399	2,198
	Cintas Corp.	70,245	2,126
	RR Donnelley & Sons Co.	108,610	2,055
	Snap-On Inc.	31,768	1,908
	Ryder System Inc.	25,651	1,298
*	Huntington Ingalls
	Industries Inc.	25,126	1,043
			704,511
Information Technology (12.3%)
*	Apple Inc.	475,954	165,846
	International Business
	Machines Corp.	631,523	102,982
	Microsoft Corp.	3,828,747	97,097
*	Google Inc. Class A	129,545	75,941
	Oracle Corp.	2,009,882	67,070
	Intel Corp.	2,840,811	57,299
	Cisco Systems Inc.	2,864,834	49,132
	QUALCOMM Inc.	848,144	46,504
	Hewlett-Packard Co.	1,128,891	46,251
*	EMC Corp.	1,068,454	28,367
	Texas Instruments Inc.	609,166	21,053
	Visa Inc. Class A	252,749	18,607
*	eBay Inc.	590,866	18,341
	Corning Inc.	809,890	16,708
	Automatic Data
	Processing Inc.	254,024	13,034
	Mastercard Inc. Class A	50,176	12,630
*	Cognizant Technology
	Solutions Corp. Class A	155,075	12,623
*	Dell Inc.	864,128	12,539
*	Juniper Networks Inc.	275,738	11,603
*	Yahoo! Inc.	676,869	11,270

			Market
			Value
		Shares	($000)
	Applied Materials Inc.	686,606	10,725
	Broadcom Corp. Class A	244,558	9,631
*	NetApp Inc.	189,663	9,138
*	Adobe Systems Inc.	264,948	8,786
*	Salesforce.com Inc.	60,424	8,071
*	Motorola Solutions Inc.	172,928	7,728
*	Intuit Inc.	142,723	7,579
	Xerox Corp.	700,980	7,465
*	Symantec Corp.	397,651	7,372
*	Citrix Systems Inc.	96,716	7,105
	Altera Corp.	161,260	7,099
	Western Union Co.	338,008	7,020
	Analog Devices Inc.	152,173	5,993
*	SanDisk Corp.	117,837	5,431
*	Autodesk Inc.	120,660	5,322
	Paychex Inc.	169,303	5,309
*	NVIDIA Corp.	287,309	5,304
*	Micron Technology Inc.	453,338	5,195
	Amphenol Corp. Class A	90,686	4,932
*	Fiserv Inc.	76,881	4,822
	CA Inc.	198,441	4,798
*	BMC Software Inc.	90,795	4,516
*,^	First Solar Inc.	27,720	4,459
*	Red Hat Inc.	96,858	4,396
*	Western Digital Corp.	117,884	4,396
	Fidelity National
	Information Services Inc.	133,371	4,360
	Xilinx Inc.	132,457	4,345
*	Teradata Corp.	85,517	4,336
*	F5 Networks Inc.	41,344	4,241
	KLA-Tencor Corp.	88,024	4,170
	Computer Sciences Corp.	81,403	3,967
	Linear Technology Corp.	117,815	3,962
*	Motorola Mobility
	Holdings Inc.	151,312	3,692
	Microchip Technology Inc.	95,648	3,636
*	Akamai Technologies Inc.	90,670	3,445
	Harris Corp.	69,450	3,445
*	Electronic Arts Inc.	172,092	3,361
	VeriSign Inc.	91,366	3,308
	FLIR Systems Inc.	80,991	2,803
*	Advanced Micro
	Devices Inc.	301,405	2,592
*	SAIC Inc.	146,934	2,486
*	JDS Uniphase Corp.	114,510	2,386
*	LSI Corp.	341,043	2,319
	Jabil Circuit Inc.	97,235	1,987
	Molex Inc.	73,027	1,834
*	Teradyne Inc.	101,400	1,806
	National
	Semiconductor Corp.	124,443	1,785
*	Novellus Systems Inc.	44,555	1,654
*	Lexmark International Inc.
	Class A	42,657	1,580

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	MEMC Electronic
	Materials Inc.	120,946	1,568
	Total System Services Inc.	81,800	1,474
*	Compuware Corp.	122,539	1,415
*	Novell Inc.	175,415	1,040
*	Monster Worldwide Inc.	64,994	1,033
	Tellabs Inc.	196,987	1,032
			1,128,551
Materials (2.5%)
	Freeport-McMoRan
	Copper & Gold Inc.	485,764	26,984
	EI du Pont de
	Nemours & Co.	475,860	26,158
	Dow Chemical Co.	603,010	22,763
	Monsanto Co.	276,099	19,951
	Praxair Inc.	159,465	16,202
	Newmont Mining Corp.	254,730	13,903
	Air Products &
	Chemicals Inc.	110,648	9,978
	Alcoa Inc.	546,959	9,654
	PPG Industries Inc.	83,767	7,975
	Nucor Corp.	165,428	7,613
	Cliffs Natural
	Resources Inc.	68,904	6,772
	International Paper Co.	223,948	6,759
	Ecolab Inc.	118,446	6,043
	CF Industries Holdings Inc.	36,201	4,952
	Sigma-Aldrich Corp.	64,279	4,091
	Sherwin-Williams Co.	47,565	3,995
	United States Steel Corp.	73,783	3,980
	Eastman Chemical Co.	38,411	3,815
	Allegheny
	Technologies Inc.	52,676	3,567
	Ball Corp.	95,562	3,426
	FMC Corp.	37,981	3,226
	Vulcan Materials Co.	64,993	2,964
	MeadWestvaco Corp.	90,473	2,744
	International Flavors &
	Fragrances Inc.	42,794	2,666
	Airgas Inc.	39,091	2,596
*	Owens-Illinois Inc.	85,521	2,582
	Sealed Air Corp.	80,684	2,151
	Bemis Co. Inc.	56,719	1,861
	AK Steel Holding Corp.	56,477	891
*	Titanium Metals Corp.	46,753	869
			231,131
Telecommunication Services (2.1%)
	AT&T Inc.	3,052,175	93,397
	Verizon
	Communications Inc.	1,457,289	56,164
*	American Tower Corp.
	Class A	207,886	10,773

			Market
			Value
		Shares	($000)
*	Sprint Nextel Corp.	1,567,826	7,275
	CenturyLink Inc.	155,825	6,474
	Qwest Communications
	International Inc.	887,333	6,060
	Frontier
	Communications Corp.	519,519	4,270
	Windstream Corp.	243,053	3,128
*	MetroPCS
	Communications Inc.	138,336	2,247
			189,788
Utilities (2.2%)
	Southern Co.	433,638	16,526
	Exelon Corp.	343,178	14,153
	Dominion Resources Inc.	301,411	13,473
	Duke Energy Corp.	684,123	12,417
	NextEra Energy Inc.	217,086	11,966
	PG&E Corp.	202,131	8,930
	American Electric
	Power Co. Inc.	250,744	8,811
	Public Service Enterprise
	Group Inc.	262,476	8,271
	FirstEnergy Corp.	218,946	8,121
	Consolidated Edison Inc.	146,505	7,431
	Progress Energy Inc.	151,212	6,977
	Sempra Energy	124,916	6,683
	Entergy Corp.	94,126	6,326
	PPL Corp.	248,894	6,297
	Edison International	169,281	6,194
	Xcel Energy Inc.	240,938	5,756
*	AES Corp.	339,303	4,411
	DTE Energy Co.	87,333	4,276
	Wisconsin Energy Corp.	125,988	3,843
	CenterPoint Energy Inc.	209,801	3,684
	Oneok Inc.	53,300	3,565
	Ameren Corp.	124,917	3,506
	Constellation Energy
	Group Inc.	107,159	3,336
	Northeast Utilities	92,510	3,201
*	NRG Energy Inc.	134,685	2,901
	NiSource Inc.	144,013	2,762
	CMS Energy Corp.	129,099	2,535
	SCANA Corp.	58,802	2,315
	Pinnacle West
	Capital Corp.	53,989	2,310
	Pepco Holdings Inc.	119,868	2,235
	TECO Energy Inc.	110,600	2,075
	Integrys Energy Group Inc.	39,943	2,017
	Nicor Inc.	20,422	1,097
			198,401
Total Common Stocks
(Cost $3,335,950)			6,242,667

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.0%)[1]
U.S. Government Securities (5.0%)
United States Treasury Note/Bond	7.875%	2/15/21	2,265	3,117
United States Treasury Note/Bond	8.125%	5/15/21	6,125	8,573
United States Treasury Note/Bond	8.125%	8/15/21	845	1,186
United States Treasury Note/Bond	8.000%	11/15/21	13,995	19,521
United States Treasury Note/Bond	7.125%	2/15/23	10,481	13,886
United States Treasury Note/Bond	6.250%	8/15/23	7,137	8,854
United States Treasury Note/Bond	7.500%	11/15/24	7,531	10,382
United States Treasury Note/Bond	7.625%	2/15/25	8,433	11,765
United States Treasury Note/Bond	6.875%	8/15/25	9,640	12,678
United States Treasury Note/Bond	6.000%	2/15/26	10,154	12,351
United States Treasury Note/Bond	6.750%	8/15/26	266	347
United States Treasury Note/Bond	6.500%	11/15/26	8,416	10,748
United States Treasury Note/Bond	6.625%	2/15/27	612	792
United States Treasury Note/Bond	6.375%	8/15/27	708	896
United States Treasury Note/Bond	6.125%	11/15/27	7,953	9,818
United States Treasury Note/Bond	5.500%	8/15/28	8,475	9,806
United States Treasury Note/Bond	5.250%	11/15/28	9,287	10,445
United States Treasury Note/Bond	5.250%	2/15/29	9,117	10,258
United States Treasury Note/Bond	6.125%	8/15/29	2,376	2,947
United States Treasury Note/Bond	6.250%	5/15/30	5,487	6,911
United States Treasury Note/Bond	5.375%	2/15/31	10,648	12,167
United States Treasury Note/Bond	4.500%	2/15/36	18,348	18,511
United States Treasury Note/Bond	4.750%	2/15/37	9,112	9,528
United States Treasury Note/Bond	5.000%	5/15/37	8,170	8,868
United States Treasury Note/Bond	4.375%	2/15/38	11,297	11,105
United States Treasury Note/Bond	4.500%	5/15/38	14,653	14,687
United States Treasury Note/Bond	3.500%	2/15/39	18,720	15,681
United States Treasury Note/Bond	4.250%	5/15/39	19,993	19,162
United States Treasury Note/Bond	4.500%	8/15/39	23,253	23,231
United States Treasury Note/Bond	4.375%	11/15/39	27,549	26,929
United States Treasury Note/Bond	4.625%	2/15/40	27,478	27,998
United States Treasury Note/Bond	4.375%	5/15/40	31,205	30,484
United States Treasury Note/Bond	3.875%	8/15/40	31,286	27,972
United States Treasury Note/Bond	4.250%	11/15/40	27,360	26,137
United States Treasury Note/Bond	4.750%	2/15/41	18,318	19,025
Total U.S. Government and Agency Obligations (Cost $468,379)				456,766

			Shares
Temporary Cash Investments (27.5%)[1]
Money Market Fund (24.0%)
[2,3] Vanguard Market Liquidity Fund	0.208%		2,204,575,351	2,204,575

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.7%)
4 United States Treasury Bill	0.077%	6/16/11	157,125	157,100

Commercial Paper (1.8%)
Commerzbank U.S. Finance Inc.	0.300%	4/21/11	20,000	19,997
Lloyds TSB Bank plc	0.250%	5/3/11	20,000	19,996

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Natixis US Finance Co.	0.320%	4/4/11	30,700	30,699
Societe Generale N.A. Inc.	0.325%	4/4/11	20,000	19,999
Societe Generale N.A. Inc.	0.325%	4/11/11	16,000	15,999
Societe Generale N.A. Inc.	0.330%	5/10/11	20,000	19,993
Societe Generale N.A. Inc.	0.380%	5/24/11	1,350	1,350
UBS Finance	0.240%	4/4/11	2,000	2,000
UBS Finance	0.205%	4/25/11	35,000	34,995
				165,028
Total Temporary Cash Investments (Cost $2,526,701)				2,526,703
Total Investments (100.5%) (Cost $6,331,030)				9,226,136
Other Assets and Liabilities (-0.5%)
Other Assets				28,998
Liabilities[3]				(75,021)
				(46,023)
Net Assets (100%)				9,180,113

At March 31, 2011, net assets consisted of:
				Amount
				($000)
Paid-in Capital				7,220,876
Undistributed Net Investment Income				11,411
Accumulated Net Realized Losses				(995,844)
Unrealized Appreciation (Depreciation)
Investment Securities				2,895,106
Futures Contracts				48,564
Net Assets				9,180,113

Investor Shares—Net Assets
Applicable to 292,203,498 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,510,846
Net Asset Value Per Share—Investor Shares				$25.70

Admiral Shares—Net Assets
Applicable to 28,923,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,669,267
Net Asset Value Per Share—Admiral Shares				$57.71

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,681,000.
1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 90.3%, 9.6%, and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $6,768,000 of collateral received for securities on loan.
4 Securities with a value of $157,100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	62,755
Interest[1]	14,120
Security Lending	164
Total Income	77,039
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,959
Performance Adjustment	(1,477)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,556
Management and Administrative—Admiral Shares	926
Marketing and Distribution—Investor Shares	824
Marketing and Distribution—Admiral Shares	126
Custodian Fees	53
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	9
Total Expenses	12,994
Net Investment Income	64,045
Realized Net Gain (Loss)
Investment Securities Sold	83,243
Futures Contracts	115,853
Realized Net Gain (Loss)	199,096
Change in Unrealized Appreciation (Depreciation)
Investment Securities	779,093
Futures Contracts	12,344
Change in Unrealized Appreciation (Depreciation)	791,437
Net Increase (Decrease) in Net Assets Resulting from Operations	1,054,578
1 Interest income from an affiliated company of the fund was $2,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,045	166,406
Realized Net Gain (Loss)	199,096	429,645
Change in Unrealized Appreciation (Depreciation)	791,437	425,644
Net Increase (Decrease) in Net Assets Resulting from Operations	1,054,578	1,021,695
Distributions
Net Investment Income
Investor Shares	(57,438)	(143,513)
Admiral Shares	(13,055)	(23,859)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(70,493)	(167,372)
Capital Share Transactions
Investor Shares	(1,554,856)	(347,450)
Admiral Shares	245,053	(155,522)
Net Increase (Decrease) from Capital Share Transactions	(1,309,803)	(502,972)
Total Increase (Decrease)	(325,718)	351,351
Net Assets
Beginning of Period	9,505,831	9,154,480
End of Period[1]	9,180,113	9,505,831
1 Net Assets—End of Period includes undistributed net investment income of $11,411,000 and $17,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.13	$21.11	$23.91	$30.92	$27.29	$25.08
Investment Operations
Net Investment Income	.183	.394	.384	.594	.660	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.582	2.019	(2.752)	(6.945)	3.590	2.200
Total from Investment Operations	2.765	2.413	(2.368)	(6.351)	4.250	2.720
Distributions
Dividends from Net Investment Income	(.195)	(.393)	(.432)	(.659)	(.620)	(.510)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.195)	(.393)	(.432)	(.659)	(.620)	(.510)
Net Asset Value, End of Period	$25.70	$23.13	$21.11	$23.91	$30.92	$27.29

Total Return[1]	12.01%	11.57%	-9.60%	-20.84%	15.69%	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,511	$8,241	$7,849	$9,043	$11,833	$10,024
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.27%	0.29%	0.31%	0.37%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.78%	2.07%	2.11%	2.25%	2.01%
Portfolio Turnover Rate	11%	34%	16%	5%	6%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.93	$47.39	$53.69	$69.43	$61.28	$56.33
Investment Operations
Net Investment Income	.435	.924	.908	1.403	1.555	1.235
Net Realized and Unrealized Gain (Loss)
on Investments	5.798	4.549	(6.185)	(15.599)	8.054	4.924
Total from Investment Operations	6.233	5.473	(5.277)	(14.196)	9.609	6.159
Distributions
Dividends from Net Investment Income	(.453)	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.453)	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Net Asset Value, End of Period	$57.71	$51.93	$47.39	$53.69	$69.43	$61.28

Total Return	12.06%	11.70%	-9.51%	-20.76%	15.81%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,669	$1,265	$1,305	$1,734	$2,310	$1,858
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.19%	0.18%	0.20%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.86%	2.18%	2.22%	2.35%	2.12%
Portfolio Turnover Rate	11%	34%	16%	5%	6%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Asset Allocation Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $1,477,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $1,492,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Asset Allocation Fund

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,242,667	—	—
U.S. Government and Agency Obligations	—	456,706	—
Temporary Cash Investments	2,204,575	322,128	—
Futures Contracts—Liabilities[1]	(4,504)	—	—
Total	8,442,738	778,894	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Interest Rate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Liabilities	(4,504)	—	(4,504)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2011, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	233,603	(117,750)	115,853

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	818	11,526	12,344

At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	4,113	1,358,318	17,601
E-mini S&P 500 Index	June 2011	10,498	693,393	26,750
30-Year U.S. Treasury Bond	June 2011	4,581	550,579	4,213

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Asset Allocation Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $6,331,030,000. Net unrealized appreciation of investment securities for tax purposes was $2,895,106,000, consisting of unrealized gains of $3,121,683,000 on securities that had risen in value since their purchase and $226,577,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $107,446,000 of investment securities and sold $1,080,232,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $277,858,000 and $502,550,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,311	8,679	578,391	26,562
Issued in Lieu of Cash Distributions	56,938	2,364	142,268	6,591
Redeemed	(1,824,105)	(75,123)	(1,068,109)	(48,762)
Net Increase (Decrease)—Investor Shares	(1,554,856)	(64,080)	(347,450)	(15,609)
Admiral Shares
Issued	334,778	6,189	92,789	1,878
Issued in Lieu of Cash Distributions	11,793	218	21,348	441
Redeemed	(101,518)	(1,843)	(269,659)	(5,498)
Net Increase (Decrease)—Admiral Shares	245,053	4,564	(155,522)	(3,179)

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,120.11	$1.53
Admiral Shares	1,000.00	1,120.61	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.46
Admiral Shares	1,000.00	1,023.88	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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fund only if preceded or accompanied by
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All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q782 052011

Vanguard Capital Value Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Capital Value Fund returned almost 26%.

> The fund outpaced its benchmark, the Russell 3000 Value Index, as well as its peer group.

> The fund received a boost from the energy sector, and from the advisor’s strong stock selection in information technology and consumer staples.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011

Total
Returns
Vanguard Capital Value Fund	25.62%
Russell 3000 Value Index	18.09
Multi-Cap Value Funds Average	18.62
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$9.62	$11.99	$0.085	$0.000

1

Chairman’s Letter

Dear Shareholder,

Global stock markets proved resilient over the past six months, despite the devastating tsunami and earthquake in Japan and the political chaos in North Africa and the Middle East. For the six-month period ended March 31, 2011, U.S. stocks returned more than 18%. Vanguard Capital Value Fund returned nearly 26% for the period, significantly outperforming its benchmark index, its peer group, and the broad U.S. market.

The fund benefited from strong stock selection within several market sectors. The advisor’s selections among information technology and consumer staples stocks helped give the fund an advantage compared with the benchmark. Strong performance from energy stocks also boosted returns.

Please note that on November 29, 2010, the Capital Value Fund ended a 14-month “cooling-off” period, reopening its doors to all investors.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by some unnerving developments around the world. In the United States, the economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

2

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

Strong stock selection fueled the fund’s performance
The Capital Value Fund’s advisor, Wellington Management Company, focuses on stocks of companies of all sizes that it believes to be underappreciated by the market. This approach by the fund’s two portfolio managers paid off during the six-month period as the fund outpaced its comparative measures and the broad market.

Holdings in energy contributed most to the fund’s performance for the period, adding almost 6 percentage points to its total return. While due in part to the rising oil prices stemming from the turmoil in North Africa and the Middle East, the sector’s returns also reflected a gradual clearing of the clouds that have hung over energy stocks since the Gulf oil spill.

Although the advisor generally doesn’t pay much attention to benchmark weightings when selecting investments, a sector-by-sector comparison of the fund and its benchmark helps underscore the strength of the fund’s holdings during the past six months. In information technology, for example, strong stock selection, as well as a significantly higher allocation to the sector, helped the fund outpace its benchmark. While semiconductor companies were the most notable contributors for the period, strength was evident across the sector.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.44%	1.28%

The fund expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.58%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

The fund benefited from its choices among consumer staples stocks, most notably Green Mountain Coffee Roasters (+107%), which added 1.3 percentage points to the fund’s total return. The company’s stock soared last month after Green Mountain announced a partnership with Starbucks in which the coffee giant will produce coffee and tea products that are compatible with Green Mountain’s single-serve brewing systems.

Holdings in materials, financials, and health care also contributed to the fund’s strong showing compared with the benchmark. In materials, fertilizer companies added to returns, while insurance companies boosted performance in financials. In health care, the advisor shied away from some of the poorer-performing pharmaceutical companies.

Though the fund posted positive returns in the consumer discretionary sector, the fund’s holdings lagged their counterparts in the benchmark. Strayer Education (–24%) and Apollo Group (–19%), two education services companies, weighed on the fund’s returns, as did a handful of home-building companies.

Focus on future goals despite market performance
It wasn’t long ago that investors had front-row seats to the extreme volatility that unfolded in the global markets during the financial crisis. While the markets have been in recovery for some time now and performance over the last six months was certainly impressive, we still can’t be sure what the future holds. We know only that the market will continue to experience its inevitable ups and downs.

At Vanguard, we believe that the best way to deal with the market’s volatility is to block out the short-term noise. Instead, we counsel investors to focus on creating a long-term investment plan that includes a mix of stock, bond, and money market funds that are appropriate for their goals and risk tolerance. Once you have a plan in place, it’s important to stick with it, regardless of what’s going on in the market.

The Capital Value Fund, with its experienced management team and investments across the capitalization spectrum, can play a useful role in such a well-balanced portfolio. And the fund’s low expenses will enable you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 11, 2011

5

Advisor’s Report

For the fiscal half-year ended March 31, the Capital Value Fund returned about 26%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the fund’s portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 13, 2011.

Portfolio Manager:
Peter I. Higgins, CFA
Senior Vice President and Equity Portfolio Manager

Our investment approach is to identify stocks that have considerable potential because of their compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could have an impact on our investment thesis. We believe that in the short term, the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our investment results for the fiscal half-year benefited from strong stock selection in the information technology, consumer staples, energy, and materials sectors. Among the top contributors were Green Mountain Coffee Roasters, Teradyne, Micron Technology, Gazprom, and Massey Energy. We purchased Green Mountain Coffee Roasters after its stock declined because of accounting concerns. We believed that the firm’s dominant position in the single-serve coffee market would enable it to continue to gain market share, leading to better-than-expected long-term earnings. The recent exclusive deals the company negotiated with Starbucks and Dunkin’ Donuts validated our confidence in its earnings potential.

We bought Gazprom, the largest natural gas producer in Russia, because it was trading at a low, single-digit earnings multiple at the same time that gas prices were starting to increase in Europe. We have twice purchased more of the stock following world events, namely the Egyptian and Middle East unrest and, subsequently, the nuclear crisis in Japan. Both of these developments caused upward pressure on natural gas prices in Europe. Massey Energy recently agreed to be acquired by Alpha Natural Resources, which is also a portfolio holding. We were attracted to Massey’s significantly

6

undervalued metallurgical and thermal coal reserves. We continue to own both stocks, as coal prices have been very strong and the market has continued to underestimate the combined earnings power of these companies.

Teradyne and Micron Technology both caught our attention because of improvements in their balance sheets. We believe that the market often overlooks the cash buildup on companies’ balance sheets when projecting future results. In the case of Teradyne, when we started buying the stock we estimated that net cash on its projected December 2012 balance sheet would be an amount exceeding 80% of its then-current market capitalization. This amount of cash, combined with low investor expectations about short-term business prospects, provided an opportunity to buy Teradyne at very attractive prices.

Micron Technology also improved its balance sheet, as lower capital expenditures allowed the company to transition from a net debt to a net cash position. Despite poor market sentiment when we purchased the stock, we were encouraged by the fact that supply/demand imbalances in the memory market tend to be self-correcting. The market also failed to appreciate the technology gains that Micron Technology had made in NAND memory, a faster-growing segment of the market. We are disciplined sellers when companies approach our target prices, and we have since eliminated Teradyne from our portion of the fund and trimmed our position in Micron Technology.

Airlines detracted the most from relative returns, led by long-time holding Delta Air Lines. The airline industry now has more capital spending discipline than it has in the past, and this has given airlines the ability to raise prices to combat cost spikes such as rising energy prices. While the recent spike in energy prices caused many airline investors to head for the exits, we added to our holdings based on the market weakness. Even at today’s high oil prices, we estimate that Delta is trading at a forward earnings multiple in the middle single digits, and we believe that should energy prices fall, investors would quickly embrace the airline sector again as earnings power becomes more attainable.

Our largest sector overweights are in financials, energy, and consumer discretionary. We are underweighted in consumer staples, health care, and utilities. In financials, we continue to find the large U.S. banks particularly attractive because of improving credit trends, a steep yield curve, and underappreciated earnings power. We have increased our holdings in energy because of upward pressures on the underlying commodities. In consumer discretionary, we continue to find attractive ideas in the auto and truck manufacturing industries. The sectors we are underweighted in lack either compelling valuations or future catalysts.

7

The markets have improved significantly and there are signs that inflation is picking up. This has led us to conclude that the short-term market outlook is more mixed than it has been in some time. Even so, we remain fully invested, as we continue to find compelling ideas that are under-appreciated. We do not try to forecast the markets, but instead seek out market inefficiencies, and we continue to find many ideas that meet our criteria. Our portfolio trades at a significant discount to the market price/earnings ratio despite having a better-than-average growth outlook. We remain confident that the portfolio is poised to do well over the longer term.

Portfolio Manager:
David W. Palmer, CFA
Senior Vice President and Equity Portfolio Manager

Our portion of the fund focuses on stocks that trade at a discount relative to the broad market, based either on current earnings or those we expect within a reasonable investment horizon. Our approach searches for companies surrounded by pronounced negative sentiment, controversy, or perceived risk from an event, which, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

Equities staged a strong rally during the six months as consensus expectations for S&P 500 earnings ratcheted steadily higher, economic indicators pointed to an improving employment picture, and short-term interest rates hovered near zero. Pro-cyclical and commodity sectors led the broad market, as measured by the Dow Jones U.S. Total Stock Market Index, with energy, materials, industrial, and consumer discretionary stocks outperforming while utilities and consumer staples lagged. Perceived tightness in supply for grains, cotton, and other agricultural products, along with political upheaval in the Middle East that boosted oil prices, helped to drive a performance wedge in the equity markets between companies considered to be producers of these commodities and those considered to be consumers of them.

Noteworthy contributors to performance during the period included King Pharmaceuticals, a developer of tamper-resistant pain medication that agreed to a takeover bid from Pfizer at a sizable premium to the market price. Fertilizer manufacturer CF Industries rallied as reported global corn inventories ticked lower, spiking corn futures and providing an obvious incentive for farmers to make full use of fertilizers to maximize yields in the coming crop year. Arrow Electronics, a distributor of technology parts, experienced rising earnings estimates and higher valuation as strong tech demand, and resulting supply shortages, allowed the company to market its components

8

inventory at high margins. We had eliminated all three positions from the portfolio by the end of the period.

Shares of Cabot Oil & Gas, an Appalachian natural gas producer, rose nearly 75%, as the company guided production volumes well above market expectations and provided positive early results from its emerging Eagle Ford asset in Texas.

We trimmed our holdings after the stock appreciated, but kept the company in the portfolio because of the potentially attractive returns of its projects.

Stock selection was strongest in the financial, health care, materials, and technology sectors, and weakest in consumer discretionary, energy, and utilities. Shares of Entergy, the second-largest nuclear generation utility in the United States, struggled late in the period as the developing radiation leak at the Fukushima reactors in Japan raised concerns about relicensing applications for Entergy’s facilities in New York and Vermont. While acknowledging that public sentiment toward atomic energy may be changing, we continue to hold Entergy, believing that the company’s plants cannot be replaced in the short term and that a compromise will be reached.

Shares in education provider Apollo Group, the parent of the University of Phoenix system, declined as legislative and regulatory setbacks in the for-profit industry forced the company to add costs and curtail its marketing as it worked to improve student loan repayment and graduation outcomes. We see a positive value proposition for students from the company’s online and bricks-and-mortar university programs and have maintained the position, but we recognize that some changes to the business model need to be fully implemented before growth can resume.

A string of constructive macroeconomic data points—tied in with strong corporate profit metrics, relatively easy monetary policy, and continued deficit spending—have combined to boost stock prices in many pro-cyclical segments of the market. As holdings in these areas have appreciated to our targets, we have found interesting alternatives among the food and beverage, health care, telecom, and banking industries, which saw the largest increases in active weightings during the half-year. We feel these purchases offer exposure to a set of uncorrelated opportunities while staying firmly within our traditional disciplines of discounted valuation, investor aversion, and strong upside potential. Conversely, sales were concentrated in the energy, capital goods, and materials groups.

9

Capital Value Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	143	1,944	3,817
Median Market Cap	$12.1B	$29.5B	$31.4B
Price/Earnings Ratio	19.2x	16.8x	17.9x
Price/Book Ratio	1.7x	1.6x	2.3x
Return on Equity	11.6%	13.8%	18.9%
Earnings Growth Rate	6.8%	0.5%	5.9%
Dividend Yield	1.2%	2.2%	1.7%
Foreign Holdings	19.6%	0.0%	0.0%
Turnover Rate
(Annualized)	154%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	0.56%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	12.4%	8.1%	11.8%
Consumer Staples	5.1	8.8	9.2
Energy	15.0	13.4	11.8
Financials	25.2	27.7	16.2
Health Care	9.9	11.8	10.7
Industrials	9.3	9.8	11.6
Information
Technology	13.8	5.6	18.5
Materials	5.9	3.5	4.5
Telecommunication
Services	1.7	4.7	2.6
Utilities	1.7	6.6	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.88	0.91
Beta	1.29	1.38
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.5%
Bank of America Corp.	Diversified Financial
	Services	3.1
Delta Air Lines Inc.	Airlines	2.3
Gazprom OAO ADR	Integrated Oil &
	Gas	2.1
Chesapeake Energy	Oil & Gas
Corp.	Exploration &
	Production	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.0
eBay Inc.	Internet Software &
	Services	2.0
UBS AG	Diversified Capital
	Markets	1.8
Alpha Natural Resources	Coal & Consumable
Inc.	Fuels	1.7
Methanex Corp.	Commodity
	Chemicals	1.6
Top Ten		22.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.58%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease.

10

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001, Through March 31, 2011

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Since
	Date	Year	Years	Inception
Capital Value Fund	12/17/2001	20.85%	4.76%	5.72%

See Financial Highlights for dividend and capital gains information.

11

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.0%)
Consumer Discretionary (12.2%)
	Brunswick Corp.	566,850	14,415
^,*	Coinstar Inc.	273,130	12,542
^	Strayer Education Inc.	91,110	11,889
	DeVry Inc.	184,980	10,187
*,1	Buck Holdings LP Private
	Placement	NA	9,458
	Kohl’s Corp.	177,000	9,388
*	Dana Holding Corp.	516,890	8,989
	Lowe’s Cos. Inc.	332,200	8,780
*	Ford Motor Co.	568,410	8,475
	Comcast Corp. Class A	262,100	6,479
^,*	Capella Education Co.	127,823	6,364
*	Apollo Group Inc. Class A	137,500	5,735
	Expedia Inc.	192,500	4,362
	Thomas Cook Group plc	1,530,325	4,181
	Target Corp.	79,900	3,996
*	Office Depot Inc.	770,140	3,566
*	Hanesbrands Inc.	100,410	2,715
	MDC Holdings Inc.	105,000	2,662
			134,183
Consumer Staples (5.0%)
	Molson Coors Brewing Co.
	Class B	262,400	12,304
*	Green Mountain Coffee
	Roasters Inc.	176,090	11,377
	Kraft Foods Inc.	221,500	6,946
	Archer-Daniels-Midland Co.	192,500	6,932
	Sanderson Farms Inc.	108,800	4,996
	Maple Leaf Foods Inc.	344,800	4,389
	China Agri-Industries
	Holdings Ltd.	3,912,000	4,383
	Japan Tobacco Inc.	918	3,319
^,*	Zhongpin Inc.	48,500	736
	GrainCorp Ltd.	11,050	87
			55,469

			Market
			Value
		Shares	($000)
Energy (14.9%)
	Gazprom OAO ADR	709,940	22,981
	Chesapeake Energy Corp.	683,000	22,894
*	Alpha Natural
	Resources Inc.	318,060	18,883
	Consol Energy Inc.	254,540	13,651
*	Cobalt International
	Energy Inc.	573,970	9,648
	Chevron Corp.	87,900	9,443
*	Southwestern Energy Co.	216,200	9,290
	Inpex Corp.	1,036	7,838
	Statoil ASA ADR	265,600	7,341
	Noble Corp.	116,100	5,297
^	Frontline Ltd.	209,891	5,199
	Massey Energy Co.	70,000	4,785
*	Venoco Inc.	267,460	4,571
	Bourbon SA	83,021	3,923
	Cabot Oil & Gas Corp.	73,400	3,888
	Canadian Natural
	Resources Ltd.	76,900	3,801
	Apache Corp.	21,500	2,815
	Tsakos Energy
	Navigation Ltd.	246,500	2,707
*	Paladin Energy Ltd.	500,370	1,874
	Imperial Oil Ltd.	32,330	1,652
	Anadarko Petroleum Corp.	12,370	1,013
			163,494
Financials (25.0%)
	Wells Fargo & Co.	1,212,760	38,445
	Bank of America Corp.	2,582,117	34,420
	JPMorgan Chase & Co.	475,520	21,922
	Radian Group Inc.	2,001,100	13,628
	BB&T Corp.	423,500	11,625
*	UBS AG	623,980	11,225
	Reinsurance Group
	of America Inc. Class A	168,600	10,585
	Unum Group	402,400	10,563
	Everest Re Group Ltd.	112,500	9,920
*	MGIC Investment Corp.	1,026,560	9,126
*	ING Groep NV	713,680	9,059

12

Capital Value Fund

			Market
			Value
		Shares	($000)
	ACE Ltd.	136,800	8,851
	Barclays plc	1,953,215	8,770
	Ageas	3,062,490	8,708
*	Genworth Financial Inc.
	Class A	606,470	8,163
*	UBS AG	452,080	8,160
	Principal Financial
	Group Inc.	225,700	7,247
	BlackRock Inc.	34,800	6,995
	Fidelity National
	Financial Inc. Class A	480,500	6,789
	Platinum Underwriters
	Holdings Ltd.	107,000	4,076
	HCP Inc.	98,400	3,733
	Plum Creek Timber Co. Inc.	81,100	3,537
	Bank of New York
	Mellon Corp.	118,300	3,534
	White Mountains
	Insurance Group Ltd.	8,900	3,241
	Banco Santander Brasil
	SA ADR	233,400	2,862
	TD Ameritrade Holding
	Corp.	110,700	2,310
*	PMI Group Inc.	817,420	2,207
	Hartford Financial Services
	Group Inc.	77,990	2,100
	Ameriprise Financial Inc.	33,775	2,063
			273,864
Health Care (9.8%)
	Merck & Co. Inc.	365,500	12,065
*	Amgen Inc.	184,900	9,883
*	Elan Corp. plc ADR	1,334,830	9,184
	UCB SA	240,327	9,124
	Pfizer Inc.	436,600	8,867
	Medtronic Inc.	225,300	8,865
*	Gilead Sciences Inc.	184,900	7,847
*	Covidien plc	136,100	7,069
	Roche Holding AG	47,076	6,721
	CIGNA Corp.	144,300	6,390
*	Novavax Inc.	2,408,730	6,239
^,*	AVANIR Pharmaceuticals
	Inc.	834,600	3,405
*	Momenta Pharmaceuticals
	Inc.	210,300	3,333
	Teva Pharmaceutical
	Industries Ltd. ADR	60,830	3,052
	Almirall SA	238,527	2,669
	UnitedHealth Group Inc.	54,800	2,477
			107,190
Industrials (9.2%)
*	Delta Air Lines Inc.	2,629,105	25,765
*	United Continental
	Holdings Inc.	653,110	15,015
*	Navistar International Corp.	129,220	8,959

			Market
			Value
		Shares	($000)
*	Meritor Inc.	473,020	8,027
	Pentair Inc.	187,500	7,086
	General Dynamics Corp.	87,000	6,661
*	AirAsia Bhd.	6,401,680	5,677
	Lockheed Martin Corp.	51,600	4,149
	Toll Holdings Ltd.	657,259	4,031
	L-3 Communications
	Holdings Inc.	51,300	4,017
	Barnes Group Inc.	190,200	3,971
	United Parcel Service Inc.
	Class B	52,800	3,924
*	Moog Inc. Class A	61,295	2,814
	Ingersoll-Rand plc	21,240	1,026
			101,122
Information Technology (13.7%)
*	eBay Inc.	693,660	21,531
*	Cree Inc.	283,230	13,074
*	Alcatel-Lucent ADR	1,836,610	10,671
	Western Union Co.	486,300	10,100
*	Finisar Corp.	388,490	9,557
*	NVIDIA Corp.	502,110	9,269
*	JDS Uniphase Corp.	437,800	9,124
*	Apple Inc.	25,150	8,764
	Nokia Oyj ADR	1,014,500	8,633
*	GT Solar International Inc.	576,650	6,147
*	Micron Technology Inc.	483,330	5,539
*	Flextronics International
	Ltd.	737,000	5,505
	Oracle Corp.	157,120	5,243
	Cisco Systems Inc.	302,500	5,188
*	CACI International Inc.
	Class A	82,400	5,053
	Corning Inc.	199,000	4,105
	Paychex Inc.	125,400	3,933
	Microsoft Corp.	119,900	3,041
*	Avnet Inc.	83,000	2,829
*	Research In Motion Ltd.	45,930	2,598
			149,904
Materials (5.8%)
	Methanex Corp.	565,570	17,663
*	Louisiana-Pacific Corp.	1,070,380	11,239
	CRH plc	264,428	6,070
	Freeport-McMoRan
	Copper & Gold Inc.	98,870	5,492
	Monsanto Co.	65,900	4,762
	HeidelbergCement AG	56,963	3,961
*	Owens-Illinois Inc.	127,000	3,834
	Dow Chemical Co.	75,460	2,848
	Mosaic Co.	35,870	2,825
	Vulcan Materials Co.	55,300	2,522
	Xstrata plc	100,380	2,342
			63,558

13

Capital Value Fund

		Market
		Value
	Shares	($000)
Telecommunication Services (1.7%)
* Sprint Nextel Corp.	3,105,460	14,409
^,* Clearwire Corp. Class A	742,700	4,152
		18,561
Utilities (1.7%)
Entergy Corp.	155,600	10,458
NV Energy Inc.	569,600	8,481
		18,939
Total Common Stocks
(Cost $952,041)		1,086,284
Temporary Cash Investments (3.1%)
Money Market Fund (1.4%)
[2,3] Vanguard Market
Liquidity Fund,
0.208%	15,208,000	15,208

	Face
	Amount
	($000)
Repurchase Agreements (1.7%)
Deutsche Bank Securities,
Inc. 0.150%, 4/1/11
(Dated 3/31/11,
Repurchase Value
$2,700,000, collateralized
by Federal National
Mortgage Assn.,
4.500%, 2/1/41)	2,700	2,700
Credit Suisse Securities
(USA), LLC 0.120%,
4/1/11 (Dated 3/31/11,
Repurchase Value
$15,700,000, collateralized
by Federal National
Mortgage Assn.,
1.875%, 6/30/15)	15,700	15,700
		18,400
Total Temporary Cash Investments
(Cost $33,608)		33,608
Total Investments (102.1%)
(Cost $985,649)		1,119,892

Market
Value
($000)
Other Assets and Liabilities (-2.1%)
Other Assets	22,693
Liabilities[3]	(45,489)
(22,796)
Net Assets (100%)
Applicable to 91,538,039 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,097,096
Net Asset Value Per Share	$11.99

At March 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	938,451
Overdistributed Net Investment Income	(219)
Accumulated Net Realized Gains	24,617
Unrealized Appreciation (Depreciation)
Investment Securities	134,243
Foreign Currencies	4
Net Assets	1,097,096

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,287,000.
* Non-income-producing security.
1 Restricted security represents 0.9% of net assets. Shares not applicable for this private placement.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $15,208,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1]	4,645
Interest	13
Security Lending	136
Total Income	4,794
Expenses
Investment Advisory Fees—Note B
Basic Fee	926
Performance Adjustment	475
The Vanguard Group—Note C
Management and Administrative	854
Marketing and Distribution	89
Custodian Fees	39
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	2,393
Expenses Paid Indirectly	(14)
Net Expenses	2,379
Net Investment Income	2,415
Realized Net Gain (Loss) on Investment Securities Sold	85,217
Change in Unrealized Appreciation (Depreciation)
Investment Securities	91,916
Foreign Currencies	(10)
Change in Unrealized Appreciation (Depreciation)	91,906
Net Increase (Decrease) in Net Assets Resulting from Operations	179,538
1 Dividends are net of foreign withholding taxes of $85,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,415	5,056
Realized Net Gain (Loss)	85,217	130,874
Change in Unrealized Appreciation (Depreciation)	91,906	(55,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	179,538	80,596
Distributions
Net Investment Income	(5,877)	(2,911)
Realized Capital Gain	—	—
Total Distributions	(5,877)	(2,911)
Capital Share Transactions
Issued	343,788	158,740
Issued in Lieu of Cash Distributions	5,610	2,792
Redeemed	(119,077)	(288,623)
Net Increase (Decrease) from Capital Share Transactions	230,321	(127,091)
Total Increase (Decrease)	403,982	(49,406)
Net Assets
Beginning of Period	693,114	742,520
End of Period[1]	1,097,096	693,114
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($219,000) and $3,243,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.62	$8.60	$6.75	$13.52	$12.40	$11.64
Investment Operations
Net Investment Income	.038	.066	.046	.090	.160	.120
Net Realized and Unrealized Gain (Loss)
on Investments	2.417	.987	1.883	(5.304)	2.157	1.215
Total from Investment Operations	2.455	1.053	1.929	(5.214)	2.317	1.335
Distributions
Dividends from Net Investment Income	(.085)	(.033)	(.079)	(.130)	(.130)	(.100)
Distributions from Realized Capital Gains	—	—	—	(1.426)	(1.067)	(.475)
Total Distributions	(.085)	(.033)	(.079)	(1.556)	(1.197)	(.575)
Net Asset Value, End of Period	$11.99	$9.62	$8.60	$6.75	$13.52	$12.40

Total Return[1]	25.62%	12.26%	29.47%	-42.40%	19.31%	11.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,097	$693	$743	$359	$670	$437
Ratio of Total Expenses to
Average Net Assets[2]	0.58%	0.44%	0.45%	0.45%	0.53%	0.61%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.65%	0.78%	0.88%	1.23%	1.02%
Portfolio Turnover Rate	154%	211%	300%	186%	56%	47%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.11%, (0.02%), (0.06%), (0.02%), 0.06%, and 0.08%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

Capital Value Fund

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before an increase of $475,000 (0.11%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $160,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2011, these arrangements reduced the fund’s expenses by $14,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	949,883	126,943	9,458
Temporary Cash Investments	15,208	18,400	—
Total	965,091	145,343	9,458

19

Capital Value Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2010	9,869
Transfers out of Level 3	(1,147)
Change in Unrealized Appreciation (Depreciation)	736
Balance as of March 31, 2011	9,458

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $50,925,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $7,450,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $985,649,000. Net unrealized appreciation of investment securities for tax purposes was $134,243,000, consisting of unrealized gains of $152,131,000 on securities that had risen in value since their purchase and $17,888,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $856,274,000 of investment securities and sold $632,954,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	29,905	17,206
Issued in Lieu of Cash Distributions	520	299
Redeemed	(10,972)	(31,714)
Net Increase (Decrease) in Shares Outstanding	19,453	(14,209)

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,256.19	$3.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.04	2.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.58%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum. Using an opportunistic approach, two portfolio managers invest in out-of-favor stocks that offer longer-term earnings growth projections comparable to those of the market averages. The advisor relies on the depth and experience of its industry analysts to uncover stocks that are undervalued relative to their potential earnings prospects, asset values, or dividends. The firm has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that its performance results have been competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052011

Vanguard U.S. Value Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard U.S. Value Fund returned 20.29%.

> The fund outpaced its benchmark, the Russell 3000 Value Index, and exceeded the average return of multi-capitalization value funds.

> The fund benefited from security selection, especially among consumer and health care stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	19
Trustees Approve Advisory Arrangement.	21
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard U.S. Value Fund	20.29%
Russell 3000 Value Index	18.09
Multi-Cap Value Funds Average	18.62
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$9.28	$10.97	$0.175	$0.000

1

Chairman’s Letter

Dear Shareholder,

The half-year ended March 31, 2011, was a period of rapidly rising stock prices. Making the most of this propitious climate, Vanguard U.S. Value Fund returned 20.29%, besting the return of its benchmark, the Russell 3000 Value Index, by about two percentage points and also beating the average return of peer-group funds.

The advisor’s stock selections were the product of its complementary quantitative models, which seek to identify stocks that appear to boast the best combination of reasonable valuation and attractive growth prospects and to assemble them in a portfolio with a risk profile similar to that of the benchmark index.

Please note: As we previously reported, AXA Rosenberg Investment Management was removed from the fund’s advisory team last August. On February 3, 2011, AXA Rosenberg announced that it had reached a settlement with the U.S. Securities and Exchange Commission related to a coding error in its quantitative investment process. Under the terms of the settlement, AXA Rosenberg compensated clients that were harmed by the coding error, including Vanguard U.S. Value Fund.

2

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereigndebt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better than the broad U.S. market during the period. Markets abroad performed less well, although their aggregate sixmonth return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortestterm securities, the rates on fixed income investments moved higher during the halfyear. At the start of the period, the 10year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financialcrisis lows.

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

Rising rates put shortterm pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for shortterm interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3month Treasury bill, in the same neighborhood.

Consumer-stock selections were among the fund’s top performers
Through its quantitative investment process, the U.S. Value Fund’s advisor selects a subset of the roughly 2,000 stocks in the Russell 3000 Value Index. At the end of March, the fund held 233 stocks. Its portfolio returned 20.29% during the sixmonth period, while the benchmark index returned 18.09%.

Across almost all industry groups, the stocks identified by the advisor’s models outpaced those in the benchmark. U.S. Value’s consumer stocks were some of the strongest performers in this comparison.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.28%

The fund expense ratio shown is from the prospectus dated May 13, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

In the consumer discretionary sector, notable strengths included media holdings—broadcasting, publishing, cable/satellite—and select specialty retailers. Packagedfood and beverage companies were among the strongest consumer staples holdings; in particular, the fund got a boost from Del Monte Foods’ acquisition by private investors. Tobaccocompany holdings detracted from returns relative to the benchmark sector, however.

The advisor’s health care and utilities holdings also boosted performance relative to the benchmark. Managedcare providers and electric utilities were notable strengths.

It’s wise to focus on future goals, not the current market
For some time now, the stock market has been recovering from the turmoil created by the financial crisis. Its performance over the last six months has been impressive. Of course, we can’t be sure what the future holds, but we know that the market will continue to experience ups and downs.

At Vanguard, we think investors should tune out the market’s unpredictablebutinevitable fluctuations and focus instead on the drivers of longterm investment success that are within their control. These include commitment to an allocation of stock, bond, and money market funds that is consistent with your goals and tolerance for the market’s gyrations; keeping your investment costs low; and, above all, saving and investing the assets you will require to meet your eventual needs.

Vanguard U.S. Value Fund, with its experienced management team, can play an important role in a wellbalanced investment portfolio. And the fund’s traditionally low expenses will enable you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2011

5

Advisor’s Report

For the six months ended March 31, 2011, the U.S. Value Fund returned 20.29%, outpacing the return of its benchmark index by more than two percentage points.

U.S. equity markets continued to rebound from the low points reached more than two years ago. Strong corporate earnings and betterthanexpected job growth buoyed stocks despite the volatility brought on by the turmoil in the Middle East, the continuing European sovereigndebt crisis, and the natural disaster in Japan. Markets experienced a shock in midFebruary as investors digested news of the protests in the Middle East and Northern Africa—along with a doubledigit increase in crude oil prices—but the market then stabilized and moved up to levels not seen since mid2008.

Stocks classified as valueoriented—the focus of your investment in the U.S. Value Fund—trailed their growthoriented counterparts by about one percentage point for the period. In both the fund and its benchmark index, energy, materials, industrial, and consumer discretionary companies posted some of the highest returns. Consumer staples and utilities lagged, although all ten sectors provided positive absolute returns.

While overall fund performance has been affected by the factors described above, our approach to investing focuses on specific stock fundamentals. As we believe there is no single indicator for identifying attractive stocks, our company evaluation process is diversified across multiple factors: valuation, growth, quality, management decisions, and market sentiment. For the six months, our valuation, growth, and management decision indicators were the most effective components of our model, while market sentiment was neutral and the quality component detracted.

Our stock selection added value in eight of ten sectors and was strongest in consumer staples, health care, and consumer discretionary. Among our consumer staples holdings, Del Monte Foods (acquired in March by private equity firms) and CocaCola Enterprises contributed most to relative returns. Humana and Biogen Idec led our results in the health care sector, while CBS, Viacom, and Time Warner Cable drove our consumer discretionary relative returns. However, our information technology stock selection lagged slightly, as Motorola Mobility Holdings and Lexmark detracted from overall results.

James P. Stetler, Principal
Vanguard Quantitative Equity Group
April 18, 2011

6

U.S. Value Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	233	1,944	3,817
Median Market Cap $25.9B		$29.5B	$31.4B
Price/Earnings Ratio	14.6x	16.8x	17.9x
Price/Book Ratio	1.8x	1.6x	2.3x
Return on Equity	14.1%	13.8%	18.9%
Earnings Growth Rate	2.3%	0.5%	5.9%
Dividend Yield	2.1%	2.2%	1.7%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate
(Annualized)	52%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.81%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	8.4%	8.1%	11.8%
Consumer Staples	8.6	8.8	9.2
Energy	13.7	13.4	11.8
Financials	27.2	27.7	16.2
Health Care	11.8	11.8	10.7
Industrials	9.6	9.8	11.6
Information
Technology	5.6	5.6	18.5
Materials	3.9	3.5	4.5
Telecommunication
Services	4.9	4.7	2.6
Utilities	6.3	6.6	3.1

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.97
Beta	0.94	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chevron Corp.	Integrated Oil &
	Gas	3.3%
JPMorgan Chase & Co.	Diversified Financial
	Services	2.9
AT&T Inc.	Integrated
	Telecommunication
	Services	2.7
Procter & Gamble Co.	Household
	Products	2.2
General Electric Co.	Industrial
	Conglomerates	2.2
Wells Fargo & Co.	Diversified Banks	1.8
Pfizer Inc.	Pharmaceuticals	1.7
ConocoPhillips	Integrated Oil &
	Gas	1.5
Citigroup Inc.	Diversified Financial
	Services	1.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.4
Top Ten		21.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 13, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.25%.

7

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	15.80%	0.20%	3.98%

See Financial Highlights for dividend and capital gains information.

8

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (8.3%)
	Viacom Inc. Class B	104,453	4,859
	Time Warner Cable Inc.	67,500	4,815
	CBS Corp. Class B	169,900	4,254
	Comcast Corp. Class A	148,189	3,663
	VF Corp.	34,800	3,429
	Walt Disney Co.	76,600	3,301
*	TRW Automotive
	Holdings Corp.	42,368	2,334
*	DISH Network Corp.
	Class A	89,530	2,181
	Gannett Co. Inc.	142,400	2,169
	Macy’s Inc.	82,200	1,994
	Rent-A-Center Inc.	56,000	1,955
	Virgin Media Inc.	59,800	1,662
	News Corp. Class A	70,700	1,241
	Limited Brands Inc.	32,200	1,059
	Gap Inc.	45,450	1,030
	Brinker International Inc.	35,700	903
*	Ford Motor Co.	57,200	853
*	Ruby Tuesday Inc.	56,070	735
	Harman International
	Industries Inc.	14,100	660
	Whirlpool Corp.	7,000	598
	Regis Corp.	29,714	527
*	Genesco Inc.	13,100	527
	Comcast Corp. Class A
	Special Shares	20,000	464
	Dillard’s Inc. Class A	8,200	329
*	Domino’s Pizza Inc.	17,200	317
	Cracker Barrel Old Country
	Store Inc.	6,200	305
	Cablevision Systems Corp.
	Class A	7,400	256
*	Perry Ellis International Inc.	5,800	160
	Blyth Inc.	2,900	94
			46,674

			Market
			Value
		Shares	($000)
Consumer Staples (8.5%)
	Procter & Gamble Co.	198,969	12,257
	Wal-Mart Stores Inc.	107,500	5,595
	Altria Group Inc.	174,300	4,537
	Tyson Foods Inc. Class A	174,800	3,355
	Coca-Cola Enterprises Inc.	118,200	3,227
	Hormel Foods Corp.	111,100	3,093
	Hershey Co.	56,700	3,082
	Sara Lee Corp.	172,800	3,053
	Kroger Co.	93,800	2,248
*	Constellation Brands Inc.
	Class A	67,200	1,363
	Dr Pepper Snapple
	Group Inc.	31,672	1,177
	Kraft Foods Inc.	33,918	1,064
*	Smithfield Foods Inc.	38,000	914
	Whole Foods Market Inc.	11,462	755
	PepsiCo Inc.	7,800	502
	B&G Foods Inc. Class A	25,000	469
	Cal-Maine Foods Inc.	15,000	443
	Colgate-Palmolive Co.	3,000	242
	CVS Caremark Corp.	5,800	199
			47,575
Energy (13.6%)
	Chevron Corp.	171,430	18,417
	ConocoPhillips	107,840	8,612
	Apache Corp.	49,000	6,415
	Devon Energy Corp.	66,900	6,139
	Marathon Oil Corp.	101,337	5,402
	Hess Corp.	56,300	4,797
	Occidental Petroleum Corp.	44,700	4,671
	Valero Energy Corp.	148,440	4,427
	Exxon Mobil Corp.	50,800	4,274
*	Whiting Petroleum Corp.	53,000	3,893
	Pioneer Natural
	Resources Co.	32,800	3,343
*	Newfield Exploration Co.	17,500	1,330
	El Paso Corp.	42,200	760

9

U.S. Value Fund

			Market
			Value
		Shares	($000)
*	Stone Energy Corp.	21,400	714
	Peabody Energy Corp.	9,400	676
	Chesapeake Energy Corp.	19,000	637
*	Oil States International Inc.	7,054	537
	Sunoco Inc.	11,500	524
	National Oilwell Varco Inc.	6,200	491
	Cimarex Energy Co.	1,300	150
			76,209
Financials (27.1%)
	JPMorgan Chase & Co.	357,140	16,464
	Wells Fargo & Co.	310,623	9,847
*	Citigroup Inc.	1,940,614	8,578
*	Berkshire Hathaway Inc.
	Class B	95,500	7,987
	Bank of America Corp.	542,076	7,226
	US Bancorp	242,800	6,417
	PNC Financial Services
	Group Inc.	83,600	5,266
	Capital One Financial Corp.	94,200	4,895
	Prudential Financial Inc.	77,800	4,791
	Travelers Cos. Inc.	80,255	4,774
	Chubb Corp.	66,800	4,096
	Ameriprise Financial Inc.	64,020	3,910
	Goldman Sachs Group Inc.	22,517	3,568
	KeyCorp	369,200	3,278
	Fifth Third Bancorp	234,800	3,259
	M&T Bank Corp.	36,500	3,229
	Legg Mason Inc.	85,800	3,097
	Endurance Specialty
	Holdings Ltd.	60,200	2,939
	American Financial
	Group Inc.	66,920	2,344
*	NASDAQ OMX Group Inc.	84,300	2,178
	Platinum Underwriters
	Holdings Ltd.	55,830	2,127
	HCP Inc.	55,200	2,094
	Vornado Realty Trust	23,459	2,053
*	Arch Capital Group Ltd.	20,000	1,984
	SunTrust Banks Inc.	59,300	1,710
	Assurant Inc.	43,300	1,667
	Macerich Co.	32,964	1,633
	Cash America
	International Inc.	34,600	1,593
*	Forest City Enterprises Inc.
	Class A	81,800	1,540
	Plum Creek Timber Co. Inc.	34,100	1,487
	Allied World Assurance Co.
	Holdings Ltd.	22,000	1,379
	CBL & Associates
	Properties Inc.	78,200	1,362
*	American Capital Ltd.	136,000	1,346
	Taubman Centers Inc.	24,300	1,302
	Rayonier Inc.	20,800	1,296
	Public Storage	11,300	1,253

			Market
			Value
		Shares	($000)
	Apartment Investment
	& Management Co.	49,200	1,253
	Ashford Hospitality
	Trust Inc.	109,100	1,202
	Sun Communities Inc.	33,200	1,184
	Pennsylvania Real Estate
	Investment Trust	82,767	1,181
	Highwoods Properties Inc.	29,500	1,033
	Franklin Resources Inc.	8,000	1,001
	Camden Property Trust	16,800	955
	Potlatch Corp.	22,200	892
	Montpelier Re Holdings Ltd.	47,800	845
	American Express Co.	18,500	836
	New York Community
	Bancorp Inc.	48,200	832
	RenaissanceRe Holdings Ltd.	11,500	793
	Hospitality Properties Trust	33,000	764
*	World Acceptance Corp.	10,300	672
	Huntington Bancshares Inc.	93,700	622
	NYSE Euronext	15,100	531
	Nelnet Inc. Class A	23,700	517
	BOK Financial Corp.	10,000	517
	Ventas Inc.	9,400	510
	Torchmark Corp.	7,400	492
	SL Green Realty Corp.	5,800	436
	Annaly Capital
	Management Inc.	23,900	417
	Axis Capital Holdings Ltd.	9,800	342
	TICC Capital Corp.	23,000	250
	Equity Residential	1,800	102
	WesBanco Inc.	3,621	75
*	Encore Capital Group Inc.	2,500	59
			152,282
Health Care (11.7%)
	Pfizer Inc.	465,125	9,447
	Johnson & Johnson	129,650	7,682
	UnitedHealth Group Inc.	136,400	6,165
	Merck & Co. Inc.	146,701	4,843
	Eli Lilly & Co.	131,700	4,632
*	Biogen Idec Inc.	61,400	4,506
	CIGNA Corp.	93,320	4,132
*	Humana Inc.	54,900	3,840
	McKesson Corp.	48,100	3,802
*	Amgen Inc.	65,500	3,501
*	Forest Laboratories Inc.	108,200	3,495
	Bristol-Myers Squibb Co.	78,000	2,061
*	Charles River Laboratories
	International Inc.	42,600	1,635
*	AMERIGROUP Corp.	24,600	1,581
*	Endo Pharmaceuticals
	Holdings Inc.	32,800	1,252
	AmerisourceBergen Corp.
	Class A	23,900	945
*	Community Health
	Systems Inc.	15,500	620

10

U.S. Value Fund

			Market
			Value
		Shares	($000)
*	Mylan Inc.	24,600	558
*	Cephalon Inc.	5,600	424
	Invacare Corp.	8,800	274
*	Jazz Pharmaceuticals Inc.	5,400	172
	Universal American Corp.	5,800	133
*	Par Pharmaceutical Cos. Inc.	2,200	68
			65,768
Industrials (9.5%)
	General Electric Co.	611,040	12,251
	Eaton Corp.	74,600	4,136
	CSX Corp.	50,600	3,977
	Northrop Grumman Corp.	62,700	3,932
	Parker Hannifin Corp.	40,000	3,787
	Deere & Co.	34,600	3,352
	Timken Co.	61,500	3,217
*	United Continental
	Holdings Inc.	105,100	2,416
	Union Pacific Corp.	16,900	1,662
*	Alaska Air Group Inc.	24,650	1,563
	General Dynamics Corp.	20,000	1,531
	Dover Corp.	21,800	1,433
	Joy Global Inc.	13,500	1,334
*	AGCO Corp.	23,800	1,308
	Deluxe Corp.	41,800	1,109
	Cummins Inc.	10,100	1,107
	Avery Dennison Corp.	21,600	906
	Pitney Bowes Inc.	34,600	889
	Waste Connections Inc.	22,500	648
	RR Donnelley & Sons Co.	33,700	638
*	Huntington Ingalls
	Industries Inc.	10,450	434
	Watts Water
	Technologies Inc. Class A	11,130	425
*	EnerSys	8,900	354
*	Esterline Technologies Corp.	4,200	297
	Southwest Airlines Co.	21,100	267
	Standex International Corp.	7,000	265
			53,238
Information Technology (5.5%)
	Microsoft Corp.	286,300	7,261
*	Vishay Intertechnology Inc.	178,300	3,163
*	Motorola Solutions Inc.	67,642	3,023
*	Atmel Corp.	197,000	2,685
*	Fiserv Inc.	31,700	1,988
*	Lexmark International Inc.
	Class A	49,000	1,815
*	Take-Two Interactive
	Software Inc.	116,100	1,784
	Intel Corp.	86,900	1,753
*	Motorola Mobility
	Holdings Inc.	59,187	1,444
*	Fairchild Semiconductor
	International Inc. Class A	63,900	1,163

			Market
			Value
		Shares	($000)
*	Advanced Micro
	Devices Inc.	126,900	1,091
*	Unisys Corp.	26,000	812
*	Anadigics Inc.	163,400	732
*	Electronic Arts Inc.	26,500	518
*	Teradata Corp.	9,600	487
	International Business
	Machines Corp.	2,000	326
	United Online Inc.	48,824	308
*	RF Micro Devices Inc.	46,800	300
	Jabil Circuit Inc.	14,200	290
			30,943
Materials (3.9%)
	EI du Pont de
	Nemours & Co.	97,600	5,365
	Eastman Chemical Co.	34,700	3,446
	PPG Industries Inc.	26,800	2,552
	Ashland Inc.	33,610	1,941
	Buckeye Technologies Inc.	57,637	1,570
	Domtar Corp.	17,100	1,569
	Dow Chemical Co.	36,900	1,393
	International Paper Co.	35,100	1,059
	Cabot Corp.	22,100	1,023
*	Ferro Corp.	32,000	531
*	Clearwater Paper Corp.	4,900	399
	Boise Inc.	31,600	290
*	KapStone Paper
	and Packaging Corp.	14,400	247
	Rock-Tenn Co. Class A	3,200	222
			21,607
Telecommunication Services (4.9%)
	AT&T Inc.	497,110	15,211
	Verizon
	Communications Inc.	208,902	8,051
	CenturyLink Inc.	83,842	3,484
	Qwest Communications
	International Inc.	128,100	875
			27,621
Utilities (6.3%)
	Dominion Resources Inc.	99,800	4,461
	Oneok Inc.	55,572	3,717
	Northeast Utilities	94,900	3,284
	CMS Energy Corp.	155,000	3,044
	Pinnacle West Capital Corp.	67,900	2,905
	Ameren Corp.	97,100	2,726
	Integrys Energy Group Inc.	53,200	2,687
	Entergy Corp.	33,000	2,218
	Southwest Gas Corp.	54,425	2,121
	Unisource Energy Corp.	57,422	2,075
	Atmos Energy Corp.	56,700	1,933
	DPL Inc.	49,200	1,349
	UGI Corp.	31,400	1,033
	CenterPoint Energy Inc.	43,900	771

11

U.S. Value Fund

		Market
		Value
	Shares	($000)
NorthWestern Corp.	17,700	536
Hawaiian Electric
Industries Inc.	8,400	208
		35,068
Total Common Stocks
(Cost $461,736)		556,985
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
2 Vanguard Market
Liquidity Fund,
0.208%	4,592,080	4,592

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Federal Home Loan Bank
Discount Notes,
0.150%, 5/13/11	750	750
Total Temporary Cash Investments
(Cost $5,342)		5,342
Total Investments (100.2%)
(Cost $467,078)		562,327
Other Assets and Liabilities (-0.2%)
Other Assets		4,519
Liabilities		(5,803)
		(1,284)
Net Assets (100%)
Applicable to 51,153,559 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		561,043
Net Asset Value Per Share		$10.97

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	714,202
Overdistributed Net Investment Income	(89)
Accumulated Net Realized Losses	(248,396)
Unrealized Appreciation (Depreciation)
Investment Securities	95,249
Futures Contracts	77
Net Assets	561,043

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

12

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	5,858
Interest[1]	4
Security Lending	1
Total Income	5,863
Expenses
The Vanguard Group—Note B
Investment Advisory Services	258
Management and Administrative	315
Marketing and Distribution	52
Custodian Fees	11
Shareholders’ Reports	7
Total Expenses	643
Net Investment Income	5,220
Realized Net Gain (Loss)
Investment Securities Sold	13,465
Futures Contracts	440
Realized Net Gain (Loss)	13,905
Change in Unrealized Appreciation (Depreciation)
Investment Securities	75,986
Futures Contracts	31
Change in Unrealized Appreciation (Depreciation)	76,017
Net Increase (Decrease) in Net Assets Resulting from Operations	95,142
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,220	8,742
Realized Net Gain (Loss)	13,905	2,981
Change in Unrealized Appreciation (Depreciation)	76,017	23,016
Net Increase (Decrease) in Net Assets Resulting from Operations	95,142	34,739
Distributions
Net Investment Income	(8,890)	(10,069)
Realized Capital Gain	—	—
Total Distributions	(8,890)	(10,069)
Capital Share Transactions
Issued	44,851	56,699
Issued in Lieu of Cash Distributions	8,472	9,531
Redeemed	(64,739)	(124,790)
Net Increase (Decrease) from Capital Share Transactions	(11,416)	(58,560)
Total Increase (Decrease)	74,836	(33,890)
Net Assets
Beginning of Period	486,207	520,097
End of Period[1]	561,043	486,207
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($89,000) and $3,581,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.28	$8.84	$10.64	$15.41	$14.55	$14.36
Investment Operations
Net Investment Income	.105	.165	.200	.270[1]	.330	.280
Net Realized and Unrealized Gain
(Loss) on Investments	1.760	.455	(1.702)	(3.180)	1.170	1.070
Total from Investment Operations	1.865	.620	(1.502)	(2.910)	1.500	1.350
Distributions
Dividends from Net Investment Income	(.175)	(.180)	(.298)	(.350)	(.230)	(.280)
Distributions from Realized Capital Gains	—	—	—	(1.510)	(.410)	(.880)
Total Distributions	(.175)	(.180)	(.298)	(1.860)	(.640)	(1.160)
Net Asset Value, End of Period	$10.97	$9.28	$8.84	$10.64	$15.41	$14.55

Total Return[2]	20.29%	7.09%	-13.68%	-20.65%	10.52%	9.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$561	$486	$520	$727	$1,406	$1,394
Ratio of Total Expenses to
Average Net Assets	0.25%	0.41%[3]	0.52%[3]	0.37%[3]	0.33%[3]	0.39%[3]
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.74%	2.38%	2.18%	2.09%	2.09%
Portfolio Turnover Rate	52%	73%	74%	86%	114%	57%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2010, 0.09% for fiscal 2009, (0.02%) for fiscal 2008, (0.09%) for fiscal 2007, and (0.09%) for fiscal 2006.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

16

U.S. Value Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	556,985	—	—
Temporary Cash Investments	4,592	750	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	561,568	750	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	7	2,312	80
E-mini S&P 500 Index	June 2011	26	1,717	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

17

U.S. Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $251,720,000 to offset future net capital gains of $97,429,000 through September 30, 2017, and $154,291,000 through September 30, 2018. In addition, the fund realized losses of $10,989,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $467,078,000. Net unrealized appreciation of investment securities for tax purposes was $95,249,000, consisting of unrealized gains of $105,309,000 on securities that had risen in value since their purchase and $10,060,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $133,304,000 of investment securities and sold $145,425,000 of investment securities, other than temporary cash investments. Realized net gains for the six months ended March 31, 2011, include $3,049,000 received from AXA Rosenberg Investment Management, a former investment advisor to the fund, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represent 0.59% of the fund’s average net assets for the six months ended March 31, 2011.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	4,323	6,589
Issued in Lieu of Cash Distributions	853	1,064
Redeemed	(6,393)	(14,124)
Net Increase (Decrease) in Shares Outstanding	(1,217)	(6,471)

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,202.94	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.68	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since Vanguard began managing the fund in 2008 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and the fund’s peer group. The board concluded that since Vanguard began managing the fund in 2008, the fund has performed in line with expectations and its performance results have been competitive versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.